UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 1, 2018 (January 4, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On January 8, 2018 Wheeler Real Estate Investment Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to announce that on January 4, 2018, Wilkes Graham tendered his resignation as the Chief Financial Officer (“CFO”) of the Company, and that such resignation would be effective on or before March 4, 2018. This 8-K/A is being filed to update that on January 23, 2018, the Company received communication on behalf of Mr. Graham indicating that he had terminated his employment immediately for Good Reason (as defined in his employment agreement). The Company disagrees Mr. Graham had Good Reason to terminate his employment. Further, the terms of his employment contract provide that the effective date of termination would occur 60 days following written notice of termination from Mr. Graham with or without Good Reason, and not immediately.  Accordingly, the Company has expressly reserved all claims that it may possess in relation to Mr. Graham’s employment. A copy of Mr. Graham’s employment agreement is filed as exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on March 16, 2016 and hereby incorporated by reference.

In addition, this 8-K/A is being filed to provide an update that the Company’s Board of Directors has appointed Matthew Reddy, the Company’s then acting Chief Accounting Officer, as Chief Financial Officer.

Mr. Reddy’s biographical information is set forth in the Initial 8-K and incorporated herein by reference. There is no family relationship between Mr. Reddy and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Reddy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company has not determined Mr. Reddy’s compensation for serving in said role.  In accordance with Instruction 2 of Item 5.02 of Form 8-K, when the Company changes Mr. Reddy’s compensation the Company will then amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Item 7.01. REGULATION FD DISCLOSURE.

On January 31, 2018, the Company issued a press release announcing Mr. Reddy as CFO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.
99.1    Press Release dated January 31, 2018.

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release dated January 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: February 1, 2018